EXHIBIT 10.1

AMENDMENT NO. 1
TO
ICEWEB, INC.
2000 MANAGEMENT AND DIRECTOR EQUITY
INCENTIVE AND COMPENSATION PLAN

WHEREAS, On August 21, 2000, AuctionAnything.com, Inc. (the “Company”), the former name of IceWeb, Inc., adopted the 2000 Management and Director Equity Incentive and Compensation Plan (the “Plan”) covering 1,000,000 shares of Common Stock, as adjusted;

WHEREAS, the Plan originally covered the issuance of 10,000,000 shares of Common Stock, which was reduced to 1,000,000 shares based on a reverse stock split undertaken by the Company; and

WHEREAS, the Company desires to amend the Plan to increase the authorized number of shares of Common Stock included within the Plan;

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1. Section 4 of the Plan entitled “Shares Subject to Plan” is hereby amended so that the maximum aggregate number of shares which may be issued under the Plan shall be 10,000,000 shares.

2. Section 13 of the Plan relating to changes in capital structure is hereby amended by providing at the end of paragraph 1 thereof as follows:

"The Board of Directors in its sole discretion may choose to retain the number of shares of Common Stock covered by the Plan in the event of a reverse stock split."

3. Except as modified herein, the terms and conditions of the Plan shall remain in full force and effect.

Executed this 21st day of March, 2003.

ICEWEB, INC.

By:	/s/ John R. Signorello
John R. Signorello, CEO

AMENDMENT NO. 2
TO
ICEWEB, INC.
2000 MANAGEMENT AND DIRECTOR EQUITY
INCENTIVE AND COMPENSATION PLAN

WHEREAS, On August 21, 2000, AuctionAnything.com, Inc. (the “Company”), the former name of IceWeb, Inc., adopted the 2000 Management and Director Equity Incentive and Compensation Plan (the “Plan”) covering 1,000,000 shares of Common Stock, as adjusted;

WHEREAS, the Plan was amended on March 21, 2003 to increase the number of shares covered by the Plan to 10,000,000 shares of Common Stock; and

WHEREAS, the Company desires to amend the Plan to further decrease the authorized number of shares of Common Stock included within the Plan;

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1. Section 4 of the Plan entitled “Shares Subject to Plan” is hereby amended so that the maximum aggregate number of shares which may be issued under the Plan shall be 2,500,000 shares of Common Stock.

2. Except as modified herein, the terms and conditions of the Plan shall remain in full force and effect.

Executed this 5th day of May, 2006.

ICEWEB, INC.

By:	/s/ John R. Signorello
John R. Signorello, CEO

Notary:

Subscribed and sworn before me this 5th day of May Month and Year 2006

/s/ My Le Phuong
Notary Public

My Commission Expires May 31, 2009

AMENDMENT NO. 3
TO
ICEWEB, INC.
2000 MANAGEMENT AND DIRECTOR EQUITY
INCENTIVE AND COMPENSATION PLAN

WHEREAS, On August 21, 2000, AuctionAnything.com, Inc. (the “Company”), the former name of IceWeb, Inc., adopted the 2000 Management and Director Equity Incentive and Compensation Plan (the “Plan”) covering 1,000,000 shares of Common Stock, as adjusted;

WHEREAS, the Plan was amended on March 21, 2003 to increase the number of shares covered by the Plan to 10,000,000 shares of Common Stock; and

WHEREAS, the Plan was amended on May 5, 2006 to decrease the number of shares covered by the Plan to 2,500,000 shares of Common Stock; and

WHEREAS, the Company desires to amend the Plan to further increase the authorized number of shares of Common Stock included within the Plan;

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1. Section 4 of the Plan entitled “Shares Subject to Plan” is hereby amended so that the maximum aggregate number of shares which may be issued under the Plan shall be 10,000,000 shares of Common Stock.

2. Except as modified herein, the terms and conditions of the Plan shall remain in full force and effect.

Executed this 30th day of April, 2007.

ICEWEB, INC.

By:	/s/ John R. Signorello
John R. Signorello, CEO

Notary:

Subscribed and sworn before me this 5th day of May Month and Year 2006

/s/ My Le Phuong
Notary Public

My Commission Expires May 31, 2009